UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 1, 2011

SOLAR ENERGY LIMITED

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

001-14791 (Commission File Number)	76-0418364 (IRS Employer Identification Number)

Michael James Gobuty, Chief Executive Officer

73200 El Paseo, Ste #2H, Palm Desert, CA  92260

 (Address of principal executive offices)

(760) 799-1005
(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01               CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

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(a)        On November 1, 2011, upon the authorization and approval of its board of directors, Solar Energy Limited (the “Company”) dismissed BehlerMick PS (“Behler”) as its independent registered public accounting firm.

The reports of Behler on the financial statements of the Company as of and for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Between January 29, 2007 (the date of engagement) and November 1, 2011 (the date of dismissal) there were no disagreements with Behler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Behler, would have caused Behler to make reference to the subject matter of the disagreement in its review of the Company’s financial statements for the years ended December 31, 2010 and 2009.

The Company requested that Behler furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  However, since that firm no longer practices public accounting, the Company was unable to obtain such a letter, which would have otherwise been filed herewith as Exhibit 16.

(b)        On November 1, 2011, upon the authorization and approval of the board of directors, the Company engaged MartinelliMick PLLC (“Martinelli”) as its independent registered public accounting firm.

No consultations occurred between the Company and Martinelli during the years ended December 31, 2010 and 2009 and through November 1, 2011, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

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SIGNATURES

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solar Energy Limited

Date

By: /s/ Michael James Gobuty

January 16, 2012

Name: Michael James Gobuty

Title: Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer

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